EXHIBIT 99.2


                       NOTICE OF GUARANTEED DELIVERY FOR
                           AMERICAN TRANS AIR, INC.

          This form or one substantially equivalent hereto must be used to accept the Exchange Offer of American Trans Air, Inc. (the "Company") made pursuant to the Prospectus, dated [ ] 2000 (the "Prospectus"), if certificates for Outstanding Certificates of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Wilmington Trust Company (the "Exchange Agent") as set forth below. Capitalized terms not defined herein in the Prospectus.

             Delivery To: WILMINGTON TRUST COMPANY, Exchange Agent

By Hand, Mail or Overnight Courier  Facsimile Transmission
                                     Number

Wilmington Trust Company
Rodney Square North            (302) 651-8882
100 North Market Street        (For Eligible
Wilmington, DE 19890           Institutions Only)
Attention: Don G. MacKelcan
Personal and Confidential      Confirm by Telephone

(If by Mail, Registered or     (302) 651-8726
Certified Mail Recommended)    or (302) 651-1000

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Certificates set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Certificates
Tendered:

$                                 If Outstanding Certificates will be delivered
_______________________________   by book-entry transfer to The Depository
Certificate Nos. (if available)   Trust Company provide account number.

_______________________________
Total Principal Amount Represented by
Outstanding Certificates Certificate(s):
                                               Account Number__________________

$______________________________


* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligatoin of the undersigned hereunder shall be binging upon the heirs, personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE


 __________________________________         ___________________________________


 __________________________________         ___________________________________
   Signature(s) of Owner(s)                              Date
   or Authorized Signatory

Area Code and Telephone Number: _______________________________________________

          Must be signed by the holder(s) of Outstanding Certificates as their name(s) appear(s) on certificates for Outstanding Certificates or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)
Name(s):



Capacity:
Address(es):


                                   GUARANTEE
                   (Not to be used for signature guarantee)

          The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Outstanding Certificates tendered hereby in proper form for transfer or timely confirmation of the book-entry transfer of such Outstanding Certificates into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

________________________________________      _________________________________
       Name of Firm                                  Authorized Signature

________________________________________      _________________________________
          Address                                           Title


________________________________________      Name:____________________________
        Zip Code                                       (Please Type or Print)


Area Code an  NOTE:_____________________      Date:____________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING CERTIFICATES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING CERTIFICATES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.